UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2024
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800, Corpus Christi, Texas, U.S.A.		78401
(U.S. corporate headquarters)		(Zip Code)

1830 – 1188 West Georgia Street Vancouver, British Columbia, Canada		V6E 4A2
(Canadian corporate headquarters)		(Zip Code)

(Address of principal executive offices)

(361) 888-8235
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 1 – Registrant’s Business and Operations

Item 1.01         Entry into a Material Definitive Agreement

Uranium Energy Corp. (the “Company”) entered into an At The Market Offering Agreement (the “Offering Agreement”), dated December 20, 2024 with Goldman Sachs & Co. LLC, as lead manager (the “Lead Manager”), and H.C. Wainwright & Co., LLC, BMO Capital Markets Corp. TD Securities (USA) Inc., Citigroup Global Markets Inc., Eight Capital, Roth Capital Partners, LLC and Canaccord Genuity LLC, as co-managers (each, a “Co-Manager” and, collectively, with the Lead Manager, the “Managers”), under which the Company may, from time to time, sell shares of its common stock, par value $0.001 per share (the “Shares”), having an aggregate offering price of up to $300,000,000 through the Managers (the “ATM Offering”).

Upon delivery of a “Sales Notice” under and subject to the terms and conditions of the Offering Agreement, the “Designated Manager” of the Managers under the Offering Agreement may sell the Shares by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE American (the “NYSE American”), on any other existing trading market for our common stock, in over-the-counter transactions or to or through a market maker, directly to the sales agent as principal, in negotiated transactions, and/or in any other method permitted by law. Subject to the terms and conditions of the Offering Agreement, the Managers will use commercially reasonable efforts, consistent with its normal trading and sales practices, to sell the Shares from time to time, based upon the Company’s instructions, subject to applicable state and federal laws, rules and regulations, and the rules of the NYSE American.

The Company is not obligated to, and the Company cannot provide any assurances that it will, make any sales of the Shares under the Offering Agreement. The Offering Agreement may be terminated by the Company at any time upon five days’ notice to the Lead Manager, or by the Lead Manager in its sole discretion at any time.

The Company will pay the Designated Manager a commission of 2.25% of the gross sales price of the Shares sold, and has agreed to provide the Managers with customary indemnification and contribution rights. The Company has also agreed to reimburse the Lead Manager for certain specified expenses, including the fees and expenses of its legal counsel, in an amount not to exceed $50,000.

The Offering Agreement is filed as Exhibit 10.1 to this Current Report. The description of the Offering Agreement does not purport to be complete and is qualified in its entirety by reference to the Offering Agreement filed herewith as an exhibit to this Current Report.

The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to the Offering Agreement is also filed herewith as Exhibit 5.1.

The Shares will be issued pursuant to (i) the Company’s Registration Statement on Form S-3 (File No. 333-268417) (the “Original Registration Statement”), previously filed, which was automatically effective under the rules and policies of the Securities and Exchange Commission (the “SEC”) on November 16, 2022; (ii) the base prospectus filed as part of the Original Registration Statement (the “Base Prospectus”), and (iii) the prospectus supplement dated December 20, 2024 filed by the Company with the SEC (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”). This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are referred to the Prospectus for a full discussion of the risks related to the Company’s business and the ATM Offering.

Item 1.02         Termination of a Material Definitive Agreement

Prior to the execution of the Offering Agreement as set forth in Item 1.01 above, the Company, on December 17, 2024, mutually agreed with H.C. Wainwright & Co., LLC, as lead manager, to terminate the At the Market Offering Agreement, dated November 16, 2022, among the Company, H.C. Wainwright & Co., LLC, TD Securities (USA) Inc., Haywood Securities (USA) Inc., Roth Capital Partners, LLC, Eight Capital, BMO Capital Markets Corp. and Citigroup Global Markets Inc.

***

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding the ability to sell Shares and raise additional funds pursuant to the Offering Agreement. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of pre-sale conditions under the Offering Agreement, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This cautionary statement is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

5.1	Opinion of McMillan LLP.

10.1
At The Market Offering Agreement, dated December 20, 2024, by and between Uranium Energy Corp., Goldman Sachs & Co. LLC, H.C. Wainwright & Co., LLC, BMO Capital Markets Corp. TD Securities (USA) Inc., Citigroup Global Markets Inc., Eight Capital, Roth Capital Partners, LLC and Canaccord Genuity LLC.

23.1	Consent of McMillan LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: December 20, 2024.	By:	/s/ Josephine Man
Josephine Man
Chief Financial Officer, Treasurer and Secretary